Senior Unsecured Bond	6 Months Ended
Jun. 30, 2017
Debt Disclosure [Abstract]
Senior Unsecured Bond
5.	Senior Unsecured Bond

On February 10, 2017, the Company issued senior unsecured bonds in an aggregate principal amount of $100.0 million with Norsk Tillitsmann ASA as the bond trustee (the “2017 Bonds”). The net proceeds of the issuance of the 2017 Bonds, together with cash on hand, were used redeem in full all of the Company’s outstanding 9.0% senior unsecured bonds. The 2017 Bonds are governed by Norwegian law and listed on the Nordic ABM which is operated and organized by Oslo Børs ASA. The 2017 Bonds bear interest at a rate of 7.75% per annum and mature on February 10, 2021. The Company may redeem the 2017 Bonds, in whole or in part, at any time beginning on or after February 11, 2019. Any 2017 Bonds redeemed from February 11, 2019 up until February 10, 2020, are redeemable at 103.875% of par, from February 11, 2020 to August 10, 2020, are redeemable at 101.9375% of par, and from August 11, 2020 to the maturity date are redeemable at 100% of par, in each case, plus accrued interest.

The 2017 Bond Agreement contains an option to issue additional bonds up to a maximum issue amount of a further $100.0 million, at identical terms as the original 2017 Bonds, except that additional bonds may be issued at a different price.